UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July10, 2008


                            IMPLANTABLE VISION, INC.
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             (Exact name of registrant as specified in its charter)


       Utah                         0-10315                     95-4091368
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(State or other               (Commission File Number)      (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)



                   25730 Lorain Road, North Olmsted, OH 44070
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          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code      (212) 243-0721
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1- REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01    Entry into a Material Definitive Agreement.

On July 10, 2008 Implantable Vision, Inc. (the "Company") entered into a Portfolio Leasehold Acquisition Agreement (the "Acquisition Agreement") with Lariat Energy Corporation, a Nevada corporation ("Lariat"), Pilgrim Petroleum Corporation, a Delaware corporation ("Pilgrim"), and American Petroleum Corporation, a Texas corporation ("American" and, together with Pilgrim and Lariat, the "Seller"). Under the terms of the Acquisition Agreement, the Company purchased certain oil and gas leases from the Sellers for an aggregate of 41,753,247 shares (the "Acquisition Shares") of the Company's common stock, $.001 par value ("Common Stock"), a Convertible Promissory Note payable to Lariat in the principal amount of $7,000,000, and a Convertible Promissory Note payable to American in the principal amount of $3,000,000 (collectively, the "Convertible Notes"). 29,227,273 of the Acquisition Shares were issued to Lariat and 12,525,974 of the Acquisition Shares were issued to American. The
Acquisition Shares in the aggregate represent a controlling interest in the Company (approximately 55.7% of the issued and outstanding Common Stock as of the closing of the transaction). The Acquisition Agreement transaction is referred to herein as the "Reverse Acquisition."

Under the terms of the Acquisition Agreement, all officers and directors of the Company in office immediately prior to the Closing (as defined in the Acquisition Agreement) delivered written resignations. Resignations of all such officers of the Company were effective upon Closing and resignation of all directors in office immediately prior to Closing are to be effective upon the expiration of the 10-day period (the "10-day Period") following the filing and delivery of an Information Statement ("14f-1 Information Statement") required by Rule 14f-1 promulgated under the Securities Exchange Act of 1934, as amended, (the "Exchange Act"). Pursuant to the terms of the Acquisition Agreement, Rafael Pinedo and Bryan Bulloch were appointed to serve as directors of the Company (replacing Richard C. Weiner and Stanford W. Slifer who resigned effective as of July 2, 2008 and July 9, 2008, respectively) effective upon Closing. Mr. Pinedo was also appointed as the Chairman of the Board. The Acquisition Agreement further provides that three (3) successor directors shall be appointed to the Board of Directors effective upon the conclusion of the 10-day Period, namely, Carlo Ugolini, Kevin L. Dahlberg and Gama Munoz.

The Acquisition Agreement also provided for the appointment of the following persons as officers of the Company, each to serve in the position set forth opposite his or her name effective as of Closing:

         Name                       Position
         ----                       --------
         Rafael Pinedo              Secretary
         Bryan Bulloch              President and Chief Financial Officer
         Carlo Ugolini              Vice President - Land and Exploration
         Madeleine Thom             Vice President - Marketing

The Acquisition Agreement also contained customary representations and warranties from the Company and the Sellers. A copy of the Acquisition Agreement is attached as Exhibit 10.1 and incorporated herein. All statements above regarding the Acquisition Agreement are qualified by reference to the Acquisition Agreement.

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 of this Current Report is incorporated by reference in this Item 2.01. The registrant was not a "shell company" as defined in Rule 12b-2 promulgated under the Exchange Act immediately before the transaction.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information contained in Item 1.01 of this Current Report is incorporated by reference in this Item 2.03. The Convertible Notes bear interest at a rate of prime plus 1%, as determined on the date of the Convertible Notes and adjustable annually, with principal and interest due and payable on July 10, 2010. The unpaid principal amount of each of the Convertible Notes is convertible, in whole or in part, into shares of Company Common Stock at a price of $3.08 per share at the option of the holder.

Under the terms of the Convertible Notes, the holders may declare them immediately due and payable upon the occurrence of an event of default (as defined in the Note), including the following: (i) the Company's failure to pay the principal and interest due on the Convertible Notes on the date which the same becomes due and payable, and the Company fails to make such payment within twenty (20) days of the date which the Company receives written notice from the holder that any such payment has not been received by holder, (ii) the Company's default in the punctual performance of any other obligation. covenant, term or provision contained in the Convertible Notes, that continues unremedied for a period of ten (10) days or more following written notice of default, or (iii) commencement of any proceeding under any bankruptcy or insolvency laws by or against the Company which results in the entry of an order for relief which remains undismissed, undischarged or unbonded for a period of 60 days or more.

Copies of the Convertible Notes are attached as Exhibits 10.2 and 10.3 and incorporated herein. All statements above regarding the Convertible Notes are qualified by reference to the Convertible Notes.


SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02   Unregistered Sales of Equity Securities.

The information contained in Items 1.01 and 2.03 of this Current Report is incorporated by reference into this Item 3.02. The securities described in Items
1.01 and 2.03 above were privately offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended (the "Securities Act"). The Acquisition Agreement described in Item 1.01 above contains representations to support the Company's reasonable belief that each of the Sellers acquired the securities for its own account and not with a view to the distribution thereof, and is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. At the time of their issuance, the securities described in Items 1.01 and 2.01 above will be deemed to be restricted securities for purposes of the Securities Act and the documentation representing the securities bear legends and/or non-transfer provisions to that effect.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01   Changes in Control of Registrant.

In connection with the Reverse Acquisition transaction described in Item 1.01 of this Current Report, which is incorporated by reference into this Item 5.01, a change of control of the Company occurred. As described in Item 1.01, upon Closing of the Reverse Acquisition, American and Lariat collectively acquired approximately 55.7% of the issued and outstanding Common Stock.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Richard C. Weiner and Stanford W. Slifer and resigned from the Board of Directors of the Company effective July 2, 2008 and July 9, 2008, respectively.

In connection with the Reverse Acquisition transaction described in Item 1.01 of this Current Report, which is incorporated by reference into this Item 5.01, effective as of the Closing (defined in the Acquisition Agreement) Rafael Pinedo and Bryan Bulloch were appointed as members of the Board of Directors of the Company to fill the vacancies created upon the resignation of Messrs. Slifer and Weiner. Messrs. Pinedo and Bulloch have accepted the appointment. Mr. Pinedo was also appointed a Chairman of the Board.

Pursuant to the Acquisition Agreement, Dr. George Rozakis, Igor Valyunin, and Jerry Kaeni each tendered their resignations from the Board of Directors effective upon the expiration of the 10-day Period following the filing and delivery of a 14f-1 Information Statement to be filed by the Company subsequent to Closing of the Reverse Acquisition. As provided for in the Acquisition Agreement, Carlo Ugolini, Kevin L. Dahlberg and Gama Munoz have been appointed to serve on the Company Board of Directors effective upon the expiration of the 10-day Period following the filing and delivery of the 14f-1 Information Statement.

All officers of the Company in office immediately prior to the Closing of the Reverse Acquisition resigned effective as of Closing, and the following persons were appointed as officers of the Company, each to serve in the position set forth opposite his or her name effective as of Closing:

Name                         Age              Title
------------------       ------------     --------------------------------------
Rafael Pinedo                40            Chairman of the Board and Secretary
Bryan Bulloch                45            President and Chief Financial Officer
Carlo Ugolini                57            Vice President - Land and Exploration
Madeleine Thom               32            Vice President - Marketing

As of the date of this Current Report, Ms. Thom has indicated that she will not accept appointment as Vice President - Marketing of the Company.

Business Experience

The following is a summary of the education and business experience during at least the past five years of the executive officers set forth above who have accepted appointment to such offices. The following information includes the person's principal occupation during the period, and the name and principal business of the organization by which he or she was employed.

Rafael A. Pinedo was appointed to serve as a Director and Chairman of the Board of the Company, and to the office of Secretary of the Company effective July 10, 2008. Mr. Pinedo has over 20 years of experience in the areas of consulting, engineering, and energy. Since December 3, 1998, Mr. Pinedo has served as President and Chief Executive Officer of Pilgrim Petroleum Corporation ( PGPM.OTC and PHV Frankfort Stock Exchange), an oil and gas exploration company based out of Dallas, Texas. Since December 31, 2003, Mr. Pinedo has also served as President and Director of Engineering and Operations, for American Petroleum Corp, an Irving, Texas based operating company, and Managing Director of American BNP Resources LP based in Midland Texas. Mr. Pinedo has also served as a director of Copper Belt Resources Ltd. (CBRL), a public company based in Vancouver, Canada since December 2007.

Bryan D. Bulloch, CPA was appointed to serve as a Director and to the offices of President and Chief Financial Officer of the Company effective July 10, 2008. Since November 3, 2005, Mr. Bulloch has also served as Vice President of Bulloch, Dupertuis, Seger & Co., PC, and he has been a partner at Bulloch, DuPertuis, Seger & Co., PLLC since May 1, 2000. Mr. Bulloch has over 23 years of experience in the areas of finance, accounting, SEC filings, auditing and all levels of taxation at the federal and state level as well as several foreign countries including Canada. Mr. Bulloch has performed such services and gained experience in several industries including oil and gas, construction, retail, restaurants, real estate and services.

Carlo Ugolini was appointed to serve as Vice President - Land and Exploration of the Company effective July 10, 2008. Pursuant to the terms of the Acquisition Agreement, Mr. Ugolini has also been appointed as a member of the Board of Directors of the Company effective upon the conclusion of the 10-day Period. Mr. Ugolini has over 24 years of industry experience with over 10 years in the oil and gas industry, with expertise in land management, exploration, drilling and field services. Currently, Mr. Ugolini also serves as President of Eternity Exploration LLC, based in Colleyville, Texas. Prior to that, from June 2005 to June 2007, Mr. Ugolini served Reichmann Petroleum as Vice President of Business Development and Client Relations. At Reichmann Petroleum Mr. Ugolini was responsible for client and landowner relations, ensuring that private investor groups and industry partners were informed regarding development drilling projects. From October 2003 to May 2005, Mr. Ugolini was a contract worker for Best Publication, where he implemented a call monitoring and measurement system for their multiple area yellow page directories in the Greater Houston markets. Mr. Ugolini holds a BA from Cornell University, Ithaca, New York.

Family Relationships

There are no family relationships among any of the Company's directors, proposed directors, and executive officers.

Transactions with Related Persons, Promoters and Certain Control Persons

The Company has not entered into any transactions since the beginning of its last fiscal year, in which it was or is to be a participant and the amount involved exceeds $120,000, and in which any of the above referenced officers had or will have a direct or indirect material interest.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements of Businesses Acquired

The financial statements required by Form 8-K Item 9.01(a) will be filed by an amendment to this report within 71 calendar days after July 16, 2008.

Pro Forma Financial Information.
-------------------------------

The pro forma financial information required by Form 8-K Item 9.01(b) will be filed by an amendment to this report within 71 calendar days after July 16, 2008.

Exhibits

Exhibit
Number            Description
------            -----------

10.1 Portfolio Leasehold Acquisition Agreement dated July 10, 2008 by and among Implantable Vision, Inc., Lariat Energy Corporation, Pilgrim Petroleum Corporation, and American Petroleum Corporation.

10.2 Convertible Promissory Note payable to American Petroleum Corporation dated July 10, 2008.

10.3 Convertible Promissory Note payable to Lariat Energy Corporation dated July 10, 2008.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 14, 2008                            IMPLANTABLE VISION, INC.


                                               By:   /s/ Bryan Bulloch
                                                         -----------------
                                                         Bryan Bulloch,
                                                         President and Chief
                                                         Financial Officer